                                                                   EXHIBIT 10.11

                         2BRIDGE SUBSCRIPTION AGREEMENT


This Subscription Agreement (the "Agreement") is made and entered into as of ____________, 1999 ("Effective Date") by and between 2Bridge, a California corporation with a place of business at 221 Main Street, Suite 800, San Francisco, California 94105 ("2Bridge") and _________________________
("Subscriber"), a ____________________corporation with a place of business at
____________________________________________________________.

     2Bridge is the owner and operator of a service ("2Bridge Service") pursuant to which certain computer programs owned or licensed by 2Bridge ("2Bridge Software") are made available on a remote access basis to subscribers by way of certain computer processing capability including server computers owned by or operated for 2Bridge ("2Bridge Network") under the terms and conditions set forth in this Agreement. This Agreement consists of this "Cover Sheet," the "Standard Terms and Conditions," and the attached Schedule A ("2Bridge Order Form") and Schedule B ("Service Overview").

     Subscriber agrees to pay the nonrefundable monthly subscription and related fees to 2Bridge for access to and use of the 2Bridge Service in accordance with the Standard Terms and Conditions as outlined in Schedule A Order Form.




     IN WITNESS WHEREOF, the duly authorized representatives have executed this Agreement as of the Effective Date written above.


2BRIDGE SOFTWARE:                         SUBSCRIBER:

By:______________________________         By: ____________________________

Name:____________________________         Name: __________________________

Title: __________________________         Title: _________________________

Date:____________________________         Date: __________________________

                         2BRIDGE SUBSCRIPTION AGREEMENT
                         STANDARD TERMS AND CONDITIONS

1.   Usage of 2Bridge Service.

     1.1  Access Grant. 2Bridge agrees to grant Subscriber remote access to the
          ------------
2Bridge Service on a subscription basis as set forth herein. Access shall be limited to the total number of employees or contractors under nondisclosure agreements with Subscriber that are given access privileges to the 2Bridge Service ("Authorized Users"), as identified in Schedule A, Subscriber may add additional 2Bridge Software identified in Schedule A or additional Authorized Users to Subscriber's subscription to the 2Bridge Service upon execution of a 2Bridge Order Form and payment of fees.

     1.2  Usage Limitation. The 2Bridge Service may only be used by Subscriber
          ----------------
and its branches, subsidiaries, and companies under common control in existence as of the date of this Agreement ("User" entity). Upon request by Subscriber and written approval by 2Bridge, Subscriber may add or remove branches, subsidiaries, or companies under common control to the list of authorized User entities. 2Bridge may cause to be excluded from the scope of the User entities any entity or location for which 2Bridge reasonably determines that Subscriber has failed to adequately administer the terms of this Agreement. As used herein, all references to Subscriber shall be deemed to include reference to User entities and Authorized Users.

     1.3  Subscriber Set-Up. 2Bridge shall perform certain set-up services to
          -----------------
enable Subscriber and its Authorized Users to access the 2Bridge Service via the 2Bridge Network, which includes without limitation providing to Subscriber a login ID for use by its Authorized Users and configuring the 2Bridge Network to permit access by Subscriber. Subscriber shall safeguard such login ID and shall restrict disclosure of such login ID solely to Authorized Users.

2.   Subscriber Support.

     2.1  Subscriber Support. Subscriber shall be entitled to the support
          ------------------
services set forth and described in 2Bridge's Service Overview in Schedule B ("Support Services"). Such Support Services include efforts to (i) answer Subscriber's questions communicated to 2Bridge through a designated Subscriber technical liaison regarding the proper utilization of the 2Bridge Service, (ii) identify defective source code, (iii) update the 2Bridge Software made available on the 2Bridge Service with versions to correct any material program errors or to provide minor functional enhancements that are made available by 2Bridge to subscribers at no additional charge ("Updates").

     2.2  Support Policies. Procedures for contacting 2Bridge are set forth in
          ----------------
Schedule B. 2Bridge shall have no obligation to provide Support Services until it has received the monthly fees due for the then-existing Term. Subscriber acknowledges that all reported errors may not be corrected, and 2Bridge shall have no obligation to correct any errors which 2Bridge is unable to reproduce or which are caused by Subscriber's hardware or network equipment or by use of the 2Bridge Service for other than the specific purpose for which the 2Bridge Service is designed. All restrictions and limitations relating to the 2Bridge Service apply to such Updates. 2Bridge reserves the right to impose additional fees for any releases which 2Bridge designates as new products.

     2.3  Communications Requirements. 2Bridge's support obligations hereunder
          ---------------------------
are contingent upon Subscriber maintaining access to the Internet ("Internet Access") meeting the minimum specifications set forth in Schedule A under "Internet Access Specifications". Acquiring, installing, maintaining and operating the Internet Access is solely the Subscriber's responsibility.

3.   Proprietary Rights to 2Bridge Service.


     3.1 Ownership Rights. Subscriber acknowledges that 2Bridge or its licensors
         ----------------
retain all title, copyright and other proprietary rights in and to the 2Bridge Service and that Subscriber will obtain only such rights to use the 2Bridge Service as are expressly provided herein. Subscriber may not: (i) make available to, or permit use of the 2Bridge Service by any third party or any users beyond the allowed maximum number of Authorized Users, (ii) sell, rent, lease, timeshare, encumber, license, sublicense, transfer or assign Subscriber's access rights to the 2Bridge Service, (iii) modify, decompile, disassemble or reverse engineer the 2Bridge Service in whole or in part, or take any other action in derogation of 2Bridge's intellectual property rights, or (iv) use the 2Bridge Service to provide processing services to third parties, on a "service bureau" basis, or otherwise permit any use of the 2Bridge Service that provides the benefit of the 2Bridge Service's functionality to third parties.

4.   Warranty and Indemnity.


     4.1  Limited Warranty. 2BRIDGE WARRANTS THAT THE 2BRIDGE SOFTWARE MADE
          ----------------
AVAILABLE THROUGH THE 2BRIDGE

SERVICE WILL PERFORM SUBSTANTIALLY IN ACCORDANCE WITH ITS DOCUMENTATION. THIS WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES EXPRESS OR IMPLIED. 2BRIDGE MAKES NO WARRANTY REGARDING THE STABILITY OR RELIABILITY OF THE 2BRIDGE NETWORK MADE AVAILABLE THROUGH THE 2BRIDGE SERVICE, WHICH IS PROVIDED ON AN AS-IS BASIS.

     4.2 Limited Remedy. In the event of a material breach of the foregoing
         --------------
warranty, 2Bridge shall use reasonable commercial efforts pursuant to its provision of Support Services to promptly provide an update to the 2Bridge Software to render it compliant with the foregoing warranty, or refund the monthly fee allocable to the non-conforming 2Bridge Software for the month(s) in which such software was non-conforming following notification by Subscriber. THE FOREGOING CONSTITUTES SUBSCRIBER'S SOLE AND EXCLUSIVE REMEDY FOR BREACH BY 2BRIDGE OF WARRANTY UNDER THIS AGREEMENT.

     4.3 Infringement Indemnity. 2Bridge shall defend Subscriber against any
         ----------------------
third-party claim based upon an allegation that the 2Bridge Software made available through the 2Bridge Service infringes a United States intellectual property right, but only if 2Bridge is notified promptly in writing of such claim and is given sole control of the defense of such claim and of all related settlement negotiations relating thereto. At its option, 2Bridge may terminate this Agreement upon written notice to Subscriber and release the Subscriber of remaining contract obligations. THE FOREGOING STATES 2BRIDGE'S ENTIRE LIABILITY AND SUBSCRIBER'S SOLE REMEDY IN CONNECTION WITH ANY INTELLECTUAL PROPERTY INFRINGEMENT CLAIMS ARISING OUT OF OR RELATED TO THE 2BRIDGE SERVICE.

     4.4 Disclaimer. EXCEPT AS EXPRESSLY SET FORTH ABOVE, 2BRIDGE EXPRESSLY
         ----------
DISCLAIMS ALL OTHER WARRANTIES AND CONDITIONS, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTORY QUALITY, AND NONINFRINGEMENT, AND THEIR EQUIVALENTS UNDER THE LAWS OF ANY JURISDICTION. WITHOUT LIMITING THE FOREGOING, 2BRIDGE DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE 2BRIDGE SERVICE WILL MEET SUBSCRIBER'S REQUIREMENTS, OR THAT THE OPERATION OF THE 2BRIDGE SERVICE WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT DEFECTS IN THE 2BRIDGE SERVICE WILL BE CORRECTED.

5.   Fees and Payment Terms.

     5.1 Invoicing and Payment. Invoices for payment of all subscription and
         ---------------------
other fees shall be payable as specified in Schedule A or the applicable 2Bridge Order Form. All fees shall be deemed overdue if they remain unpaid 30 days after they become payable. All license fees and other fees payable hereunder are non-refundable. All overdue amounts shall bear interest at the rate of one and one-half percent (1-1/2%) per month or the maximum legal rate, if less, however, nothing herein shall limit 2Bridge's right to terminate this Agreement under
Section 6.2 below. Subscriber shall reimburse 2Bridge for all reasonable costs incurred (including reasonable attorneys' fees) in collecting past due amounts.

     5.2 Taxes.  The fees listed in this Agreement do not include taxes.  The
         -----
Subscriber shall pay or reimburse 2Bridge for all sales, use, excise, personal property, value-added, or other federal, state or local taxes, duties, or any similar assessments based on the access rights granted or the services provided under this Agreement or on the Subscriber's use of the 2Bridge Service; however the Subscriber shall have no responsibility for 2Bridge's income or franchise taxes.

6.   Term and Termination.

     6.1 Term. The "Term" of this agreement shall be one (1) year or as
         ----
described in Schedule A, and shall commence on the Effective Date. Unless terminated as set forth in Section 6.2, the Term shall automatically renew for one or more successive terms of one (1) year on an annual subscription or the period specified in Schedule A, each upon the expiration of the then-current Term.

     6.2 Termination. Either party may terminate this Agreement in the event of
         -----------
a material breach by the other party that is not cured within thirty (30) days of the nonbreaching party giving written notice of the breach and its intent to terminate if uncured; provided that the cure period for payment obligations shall be ten (10) days. Additionally, Subscriber may terminate this Agreement upon the expiration of the then-current Term, upon sixty (60) days advance written notice to 2Bridge.

     6.3 Effect of Termination. Upon termination, Subscriber shall have access
         ---------------------
to Subscriber's information on 2Bridge's system for ten

(10) business days, solely for the purpose of downloading such information. After such time, Subscriber shall no longer have access to the 2Bridge Service or 2Bridge Network or any information it contains and 2Bridge may remove Subscriber's information from its system.

7.   Limitation of Liability. UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL
THEORY, TORT, CONTRACT, OR OTHERWISE, SHALL 2BRIDGE BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOST PROFITS OR LOST DATA, BUSINESS INTERRUPTION, COMPUTER FAILURE OR MALFUNCTION, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES OCCASIONED BY THE USE OF THE 2BRIDGE SERVICE. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, IN NO EVENT WILL 2BRIDGE'S AGGREGATE LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT EXCEED THE TOTAL PAYMENTS MADE BY SUBSCRIBER HEREUNDER, EVEN IF 2BRIDGE SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8.   Nondisclosure Obligations.

     8.1 Confidential Information. By virtue of this Agreement, the parties may
         ------------------------
have access to information that is confidential to one another ("Confidential Information"). Confidential Information shall be limited to the 2Bridge Service and information related thereto, all information clearly marked as confidential, and other terms as agreed by the parties in writing.

     8.2 Exceptions.  A party's Confidential Information shall not include
         ----------
information which (i) is or becomes a part of the public domain through no act or omission of the other party; or (ii) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; or (iii) is lawfully disclosed to the other party by a third party without restriction on disclosure, or (iv) is independently developed by the other party without reference to the disclosing party's Confidential Information. Results of benchmark tests run by the Subscriber may not be disclosed absent 2Bridge's prior written consent which may be withheld for any reason.

     8.3 Nondisclosure. The parties agree, both during the term of this
         -------------
Agreement and for a period of five (5) years after termination hereof, to hold each other's Confidential Information in confidence. The parties agree not to make each other's Confidential Information available in any form to any third party or to use each other's Confidential Information for any purpose other than the implementation of this Agreement without the other party's prior written consent. Each party agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents in violation of the provisions of this Agreement.

9.   Miscellaneous.


     9.1 Governing Law; Jurisdiction.  This Agreement will be interpreted and
         ---------------------------
construed in accordance with the laws of the State of California and the United States of America, without regard to conflict of law principles or the United Nations Convention on Contracts for the International Sale of Goods. For any disputes arising out of this Agreement, the parties consent to the personal and exclusive jurisdiction of, and venue in, the state or federal court of San Francisco County, California,

     9.2 Assignment.  This Agreement shall be binding upon and inure to the
         ----------
benefit of 2Bridge's and Subscriber's successors and assigns. However, neither this Agreement, nor any access rights to the 2Bridge Service may be assigned, sublicensed, sold, mortgaged, or pledged by Subscriber, whether by operation of law or otherwise, without the prior written consent of 2Bridge. Any attempted assignment in violation of this Section 9.2 shall be null and void.

     9.3 Agreement Binding on Users. Subscriber represents that it has the power
         --------------------------
and authority to bind all User entities to the terms and conditions of this Agreement. Any act by a User entity that would constitute a breach of this Agreement shall be deemed a breach by Subscriber.

     9.4 Entire Agreement. This Agreement constitutes the entire agreement of
         ----------------
the parties on the subject matter and supersedes all prior agreements and understandings. All amendments must be in writing signed by both parties. No waiver of any breach of the Agreement shall constitute a waiver of a subsequent breach. If any provision of this Agreement is held invalid or unenforceable by an agency of competent jurisdiction, the remaining provisions shall nevertheless remain valid.

     9.5 Force Majeure.  Except for payment obligations, neither party shall be
         -------------
liable for any delay or failure to perform as required by this Agreement as a result of any causes or conditions beyond such party's reasonable control, including without limitation, acts of God, acts of sabotage, power outages, or network failure.

     9.6 Independent Contractors.  The parties to this Agreement are independent
         -----------------------
contractors. This Agreement shall not be interpreted or construed to create any association, joint venture or partnership between the parties. Each party shall bear its own costs and expenses in performing this Agreement.

                                   SCHEDULE A
                               2BRIDGE ORDER FORM



--------------------------------------------------------------------------------
2Bridge Software, 221 Main Street, Suite 800, San Francisco, CA  94105

Subscriber Name and Address:
                             ---------------------------------------------------
License Agreement No.:
                       ---------------------------------------------------------
If Tax Exempt, Number (attach certificate): N/A
                                            ------------------------------------
Installation/Service Site Location (if different from above):
                                                              ------------------

--------------------------------------------------------------------------------

Installation/Service Site I.D. No.:
                                    --------------------------------------------
Subscriber Technical Contact Person:                        Phone:
                                     ----------------------        ------------

Subscriber Billing Address (if different from above): same
                                                      --------------------------
Subscriber Billing Contact Person (if different from above):
                                                            --------------------
Phone:
       -------------------------------------------------------------------------

Subscriber Shipping Address (if different from above):
                                                       -------------------------
Subscriber Shipping Contact Person (if different from above):
                                                              -----------------
Phone:
       -------------------------------------------------------------------------

Subscriber P.O. No. (if required):
                                   ---------------------------------------------

2Bridge   2Bridge Software or   Operating   Database   Maximum   Initial
SKU       Services              System                 Users     Invoice Amount
Number                                                           (Net of Taxes)
--------------------------------------------------------------------------------
          2Share Twelve Month   XXXXX       XXXXXX     [fill-in] [fill-in]
          Subscription
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Professional Services N/A         N/A        N/A       [fill-in]
--------------------------------------------------------------------------------

Effective Date of this Order:
                              -------------------
[ ]  Annual Subscription: Twelve equal payments in the amount of [fill-in]
     per month
--------------------------------------------------------------------------------
    (See Reverse Side for a detailed description of each Pay Option and for additional important provisions.)

2Bridge                            Subscriber:


By:                                By:
    -----------------------            -----------------------
    (Authorized Signature)             (Authorized Signature)

---------------------------        ---------------------------
     Name of Person Signing            Name of Person Signing

---------------------------        ---------------------------
Title                              Title

Date                               Date
     ----------------------             ----------------------

PAY OPTION PLAN DESCRIPTIONS

Twelve equal monthly payments for a one-year term license, inclusive of maintenance for the one-year period. Thereafter, the license will be renewed on the same terms and conditions, but subject to the then prevailing Annual Subscription fee. In the event that Subscriber or 2Bridge elects not to renew this Annual Subscription license, Subscriber agrees to return all material and cease all usage of any 2Bridge Software.


TERMS, RENEWALS AND TERMINATION.

The "Term" of this agreement shall be one (1) year or as described in Schedule A, and shall commence on the Effective Date. Unless terminated as set forth in
Section 6.2, the Term shall automatically renew for one or more successive terms of one (1) year on a yearly subscription or the period specified in Schedule A, each upon the expiration of the then-current Term.


CLIENT SERVICES

All of the terms and conditions contained in the Subscription Agreement referred to in this Order Form shall apply to the Services ordered hereunder. All programs, documentation, reports, techniques, designs and other materials prepared or created by 2Bridge shall remain the property of 2Bridge and shall not constitute work made for hire under the Copyright Act. The fees set forth in this Order Form for Services, as more fully set forth in the attached description(s), do not include out-of-pocket expenses (such as transportation, lodging, meal per diem, and other expenses) incurred by 2Bridge while providing the Services ordered, which expenses will be charged to the Subscriber from time to time or upon completion of the ordered Services. If performance of the Services is delayed due to Subscriber's failure to provide required computer access or personnel or similar reasons Subscriber shall pay 2Bridge's then prevailing daily charge, plus reimbursement of all such out-of-pocket expenses, for each additional day for each person assigned by 2Bridge to provide the Services. Subscriber shall review the Services on a continuous basis, and if all or any part of the Services is not acceptable to Subscriber, Subscriber shall notify 2Bridge, in writing, within ten (10) days following completion of all or such part of the Services by 2Bridge. Such notice shall specify the reason or reasons the work has been deemed unacceptable. Upon any such notice, 2Bridge shall modify its performance of the Services so as to make them reasonably acceptable to Subscriber. The passage of the ten (10) days following completion of all or a part of the Services without written notice of non-acceptance, or the use by Subscriber of any 2Bridge Software employing of all or of a part of the Services in any productive mode, shall constitute acceptance by Subscriber of such Services.


REFERENCED LICENSE AGREEMENT

The terms and conditions of the License Agreement or prior Order Form, as the case may be, referenced by this Order Form shall apply to this Order Form. If any provision of the License Agreement or prior Order Form, as the case may be, shall contradict any provision of this Order Form, the provisions of this Order Form shall apply with respect to the 2Bridge Software described herein.


NOTICES

All notices which either party hereto is required or may desire to give the other party hereto shall be given by addressing the communication to the address set forth in this Order Form, and may be given by certified or registered mail. Such notices shall be deemed given on the date of receipt (or refusal) of delivery.

                               [LOGO OF 2BRIDGE]

                                   SCHEDULE B

                               SERVICE  OVERVIEW



                            2Share Service Overview

A.  Installation and Support

2Bridge will install, support, and provide upgrades to a 2Share application environment to be used by the Client. Included in the installation and support are:

- Server Hardware
*  Compaq Proliant 1850R rack-mounted server hardware (or equivalent)
*  1 Pentium III 550 Mhz Processor with 256MB RAM
*  27 GB RAID storage (18 GB Useable Disk Space)
*  Disk Fault Tolerance provided through Hardware
- Operating System Software
     *  Microsoft NT & Netscape web server
- Database Software
     *  Informix 7.3
- Application Software
     *  2Bridge 2Share
- Providing web hosting services for the 2Share implementation
- Providing upgrades to the most current version of the 2Share application environment

*2Bridge reserves the right to modify the hardware/software configuration

B.  Management and Maintenance

2Bridge will host and maintain server and network systems in support of the 2Share client application environment including:

- 7x24 Systems Administration and Database Administration Support
- 12x5 (Mon.-Fri. 7 a.m.-7p.m. Pacific) Application Functional Support related to the 2Share Application
- System backup and recovery
- Server housing in data center with full backup power and physical security
- Proactive monitoring of all infrastructure components
File systems and database nightly backups

C.    Technical Support

The Client will obtain technical support by calling 1-650-210-0590.

2Bridge will provide "Level 1," "Level 2," and "Level 3" support for the 2Bridge Software. "Level 1" support is the handling of calls in which resolution can be accomplished directly by the support representative. "Level 2" support is the handling of calls in which the resolution requires the involvement of an application specialist. "Level 3" support is technical support that is usually required only when there is a defect or obscure usage of the product.

D.    Reporting

2Bridge will provide the following reports to the Client as part of regular service. Reports will be generated on a monthly basis.

-  Number of Calls to Support Center by Type
-  Number of Service Outages
-  Percent Availability of the 2Share application environment

E.    Service Level Target

2Bridge's percentage availability target for the 2Share Application is 99%.

F.    Scheduled Maintenance

2Bridge will perform maintenance on the 2Share Application environment Sunday on a weekly basis during the hours of 12 a.m.-6 a.m. Pacific Time. The Application will be unavailable to the Client while this maintenance is performed.